UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2012

FluoroPharma Medical, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-151381 (Commission File Number)	20-8325616 (IRS Employer Identification No.)

8 Hillside Avenue, Suite 207
Montclair, NJ 07042
(Address of principal executive offices and zip code)

(617) 482-2333, x122
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On November 19, 2012 (the “Closing Date”), FluoroPharma Medical, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors identified therein (collectively, the “Investors”) for the issuance and sale in a private placement consisting of, in the aggregate, (a) 1,819,118 shares of common stock, par value $0.001 per share (the “Shares”), at a price per Share of $0.85, and (b) one-year non-cashless warrants to purchase up to 1,819,118 shares of common stock at an exercise price of $0.90 per share (the “Warrant Shares”), for aggregate gross proceeds of $1,546,250 (the “Private Placement”).  Brookline Group, LLC acted as the Company’s exclusive placement agent in connection with the Private Placement and received a cash fee of $123,700 and five-year warrants to purchase 181,912 shares of common stock at an exercise price of $0.85 per share.

In connection with the Private Placement, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, in which the Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale the Shares and the Warrant Shares within 30 calendar days of the Closing Date, and to have the Registration Statement declared effective within 120 calendar days of the Closing Date or within 150 calendar days of the Closing Date in the event of a full review of the Registration Statement by the SEC.

The foregoing description of the Private Placement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) form of Securities Purchase Agreement filed as Exhibit 10.1 hereto; (ii) form of Warrant issued in the Private Placement filed as Exhibit 4.1 hereto, and (iii) form of Registration Rights Agreement filed as Exhibit 10.2 hereto.

Item 3.02.     Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, on the Closing Date, the Company consummated the Private Placement.  The issuance of securities in the Private Placement was exempt from registration pursuant to Section 4(2) of, and Rule 506 under Regulation D promulgated under, the Securities Act of 1933, as amended.

Item 8.01.  Other Events.

On November 20, 2012, the Company issued a press release announcing the closing of the Private Placement.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.     Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1	Form of Warrant dated November 19, 2012.

10.1	Form of Securities Purchase Agreement dated November 19, 2012.

10.2	Form of Registration Rights Agreement dated November 19, 2012.

99.1	Press Release dated November 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 21, 2012

FLUOROPHARMA MEDICAL, INC.

By: /s/ Johan M. (Thijs) Spoor
        Name Johan M. (Thijs) Spoor
        Title: CEO and President